                          [COMMON WEALTH ANNUITY LOGO]

              132 Turnpike Road, Suite 210, Southborough, MA 01772

VARIABLE ANNUITY APPLICATION

PRODUCT:  ADVANTAGE IV

PLAN TYPE:   |_| Non-Qualified   |_| 408(b)           |_| IRA (Traditional)   |_| 401(k)    B/D Client Acct. # (if applicable)
             |_| 403(b)          |_| Roth IRA         |_| Simple IRA          |_| SEP-IRA
             |_| 457(b) gov      |_| 457(b) non-gov   |_| Other ___________

1. EMPLOYER INFORMATION [(For 401, 403(B), Simple IRA, SEP-IRA and 457(b) plans)]

Employer Name:                                                                Date of Employment: ___/___/___

If this application is for an existing employer sponsored plan, please supply:   Plan #:_____   Bill #:_____

If this application is for a new employer sponsored plan, please complete form # [XXXXXX}

2. OWNER (If the owner is a Trust, please submit the first and last page of the Trust document and complete form # [XXXXXX])

Name:                                                 Birth/Trust Date (mo/day/yr)__/__/__      Sex: |_| M  |_| F

Street Address*:                                      City, State, Zip                          SSN/Tax I.D. #:

Daytime Phone:                                        Mother's Maiden Name:

Driver's License # or State ID # or Other Government Issue ID # and Expiration Date:

E-mail:                                               Are you a U.S. Citizen?  |_| Yes  |_| No  If no, country of Origin:

3.   JOINT OWNER (Non-Qualified contracts only)

Name:                                                 Birth/Trust Date (mo/day/yr)__/__/__      Sex: |_| M  |_| F

Street Address*:                                      City, State, Zip                          SSN/Tax I.D. #:

Daytime Phone:                                        Mother's Maiden Name:

Driver's License # or State ID # or Other Government Issue ID # and Expiration Date:

E-mail:                                               Are you a U.S. Citizen?  |_| Yes |_| No  If no, country of Origin:

4.   ANNUITANT (If different from owner)

Name:                                                 Birth/Trust Date (mo/day/yr)__/__/__      Sex: |_| M  |_| F

Street Address*:                                      City, State, Zip                          SSN/Tax I.D. #:

Daytime Phone:                                        E-mail:

5.   JOINT ANNUITANT (Non-Qualified contracts only)

Name:                                                 Birth/Trust Date (mo/day/yr)__/__/__      Sex: |_| M  |_| F

Street Address*:                                      City, State, Zip                   _      SSN/Tax I.D. #:

Daytime Phone:                                        E-mail:

* REQUIRED: IF MAILING ADDRESS IS A P. O. BOX, PLEASE PROVIDE STREET ADDRESS IN REMARKS SECTION ON PAGE 5

ADV IV-AD-401

6.   BENEFICIARY

Unless you specify otherwise, payments will be shared equally by all primary beneficiaries who survive or, if none, by all contingent beneficiaries who survive. If additional space is needed, please use the Remarks section on page 5 or include a signed attachment to this application. If the beneficiary is a trust, corporation or partnership please provide the entity's name, address and date established

If you named joint owners, do not select a primary beneficiary below since the surviving joint owner is automatically the beneficiary of any death benefits resulting from the death of a joint owner.

Primary Name:                                Relationship:               Birth Date __/__/__   ___%

|_| Primary      Name:                       Relationship:               Birth Date __/__/__   ___%
|_| Contingent
|_| Primary      Name:                       Relationship:               Birth Date __/__/__   ___%
|_| Contingent
|_| Primary      Name:                       Relationship:               Birth Date __/__/__   ___%
|_| Contingent
|_| Primary      Name:                       Relationship:               Birth Date __/__/__   ___%
|_| Contingent
|_| Primary      Name:                       Relationship:               Birth Date __/__/__   ___%
|_| Contingent

7.   REPLACEMENT

Do you have any existing annuity contracts or life insurance? |_|. Yes |_|. No

Will any existing life insurance or annuity contract be replaced or will values from another insurance policy or annuity contract (through loans, surrenders or otherwise) be used to pay purchase payments for the annuity contract applied
for?                                                            |_| Yes |_| No

If yes, please indicate company name and policy number.   Company Name:_______________   Policy #_______________

(If more than one company use Remarks section on page 5.)

8.   ANNUITY DATE

(mo/day/yr) ___/___/___ (Not to be earlier or later than the dates permitted under the contract.)

9.   PURCHASE PAYMENT(S) (Make checks payable to Commonwealth Annuity and Life
     Insurance Company)

A.   Initial Payment $:______________ |_| Check   |_| Wire Bank Originating Wire __________________________

B.   Expected Transfer Amount:   Distributor Trade/Transaction ID (if applicable):

     Non-Qualified:      |_| 1035 Tax-Free Exchange   |_| Direct Investment (check/wire)   |_| CD/Mutual Fund Transfer

     403(b) Qualified:   |_| Direct Transfer          |_| Direct Rollover                  |_| Rollover

     IRA/Roth:           |_| Direct Transfer          |_| Regular Contribution (_____________________ Contribution Tax Year)
                         |_| Rollover                 |_| Direct Rollover

C.   |_| Payroll Deduction:

                Purchase Payment Amount       # of Purchase Payments       Annual Purchase Payment   Purchase Payment Frequency
     Employee                             X                            =   $
     Employee                             X                            =   $
                                                                  TOTAL:   $

D.   |_| Pre-Authorized checking (Systematic Accumulations)                    PLEASE ATTACH A VOIDED CHECK. (voided withdrawal
                                                                               slip may be used with savings accounts).
     |_| I authorize automatic deductions of $____________ from my bank        Frequency: Every  |_| 1 |_| 3 |_| 6 |_| 12 Months
         account to be applied to this contract at. A $100 minimum applies.   Beginning: ______/______/______

ADV IV-AD-401

10. PURCHASE PAYMENT ALLOCATION Allocations must total 100%. Maximum of 18 subaccounts may be selected.

[LARGE BLEND
_____% AIM V.I. Core Equity II
_____% Franklin Mutual Discovery Securities Cl2
_____% Goldman Sachs VIT Equity Index Svc
_____% Goldman Sachs Strategic Intl Equity Svc
_____% Goldman Sachs VIT Structured U.S. Eq Svc
_____% Oppenheimer Balanced/VA Svc
_____% Pioneer Emerging Markets VCT II

LARGE GROWTH
_____% AIM V.I. Leisure II
_____% Franklin Global Communications Cl2
_____% Goldman Sachs VIT Capital Growth Svc
_____% Janus Aspen Forty Svc (MF)
_____% Oppenheimer Global Securities/VA Svc

LARGE VALUE
_____% AllianceBern VPS International Value B
_____% Franklin Income Securities Cl2
_____% Franklin Mutual Shares Securities Cl2
_____% Goldman Sachs VIT Growth & Income I
_____% Pioneer Cullen Value VCT II
_____% Templeton Global Asset Allocation Cl2
_____% Templeton Growth Securities Cl2

MID BLEND
_____% Janus Aspen MdCp Value Svc (MF)
_____% Pioneer Mid Cap Value VCT II

MID GROWTH
_____% Goldman Sachs VIT Growth Opport Svc
_____% Janus Aspen MdCp Growth Svc (MF)

MID VALUE
_____% AllianceBern VPS Small/Mid Cap Value B

SMALL BLEND
_____% Goldman Sachs VIT Structured SmCp Eq I
_____% Oppenheimer Main St Small Cap/VA Svc

SMALL GROWTH
_____% AIM V.I. Small Cap Growth II
_____% AllianceBern VPS Small Cap Growth B

SMALL VALUE
_____% Franklin Small Cap Value Securities Cl2
_____% Janus Aspen Sm Co Valu Svc (MF)

BONDS
_____% AllianceBern VPS Amer GovtInc B
_____% Goldman Sachs VIT Core Fixed Income Svc
_____% Goldman Sachs VIT Govt Income Svc
_____% Goldman Sachs VIT Money Market Svc *
_____% Oppenheimer Strategic Bnd Fund/VA Svc

FIXED ACCOUNT
_____%]

[FOR QUALIFIED PLANS ONLY

LARGE VALUE
_____% Goldman Sachs Balanced Strat A LW*
_____% Goldman Sachs Equity Growth Strateg A LW
_____% Goldman Sachs Growth & Inc Strat A LW*
_____% Goldman Sachs Growth Strat A LW *

LARGE BLEND
_____% Goldman Sachs Intl Real Estate Sec A LW

MID VALUE
_____% Goldman Sachs Real Estate A Load Waived

MID GROWTH
_____% Goldman Sachs Tollkeeper A Load Waived]

* IF YOU ELECT A GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) RIDER, YOU MAY ONLY ALLOCATE PURCHASE PAYMENTS TO THESE SUBACCOUNTS.

11. AUTOMATIC ASSET REBALANCING (Not available concurrently with Dollar Cost Averaging)

|_| I elect Automatic                    FREQUENCY: Every |_| 1   |_| 3   |_| 6
    Asset Rebalancing of all                        |_| 12 months
    subaccounts.
                                         BEGINNING: ______/______/______

Unless otherwise specified, rebalancing to the allocation percentages selected in Section 10 of this application will occur each period on the same day as the contract was issued. Note that the Fixed Account is not included in the Automatic Asset Balancing Program.

ADV IV-AD-401

12. DOLLAR COST AVERAGING (Not available with Automatic Asset Rebalancing).

|_| Please transfer $ ______($100 minimum) from _________________ (enter name of subaccount)

|_| Frequency: Every |_| 1   |_| 3   |_| 6   |_| 12 months
|_| Enhanced Dollar Cost Averaging   Beginning: ____/____/______

    Unless otherwise specified, Dollar Cost Averaging will occur each period on the date the contract is issued.

TRANSFER TO (Allocations must total 100%)

[LARGE BLEND
_____% AIM V.I. Core Equity II
_____% Franklin Mutual Discovery Securities Cl2
_____% Goldman Sachs VIT Equity Index Svc
_____% Goldman Sachs Strategic Intl Equity Svc
_____% Goldman Sachs VIT Structured U.S. Eq Svc
_____% Oppenheimer Balanced/VA Svc
_____% Pioneer Emerging Markets VCT II

LARGE GROWTH
_____% AIM V.I. Leisure II
_____% Franklin Global Communications Cl2
_____% Goldman Sachs VIT Capital Growth Svc
_____% Janus Aspen Forty Svc (MF)
_____% Oppenheimer Global Securities/VA Svc

LARGE VALUE
_____% AllianceBern VPS International Value B
_____% Franklin Income Securities Cl2
_____% Franklin Mutual Shares Securities Cl2
_____% Goldman Sachs VIT Growth & Income I
_____% Pioneer Cullen Value VCT II
_____% Templeton Global Asset Allocation Cl2
_____% Templeton Growth Securities Cl2

MID BLEND
_____% Janus Aspen MdCp Value Svc (MF)
_____% Pioneer Mid Cap Value VCT II

MID GROWTH
_____% Goldman Sachs VIT Growth Opport Svc
_____% Janus Aspen MdCp Growth Svc (MF)

MID VALUE
_____% AllianceBern VPS Small/Mid Cap Value B

SMALL BLEND
_____% Goldman Sachs VIT Structured SmCp Eq I
_____% Oppenheimer Main St Small Cap/VA Svc

SMALL GROWTH
_____% AIM V.I. Small Cap Growth II
_____% AllianceBern VPS Small Cap Growth B

SMALL VALUE
_____% Franklin Small Cap Value Securities Cl2
_____% Janus Aspen Sm Co Valu Svc (MF)

BONDS
_____% AllianceBern VPS Amer GovtInc B
_____% Goldman Sachs VIT Core Fixed Income Svc
_____% Goldman Sachs VIT Govt Income Svc
_____% Goldman Sachs VIT Money Market Svc *
_____% Oppenheimer Strategic Bnd Fund/VA Svc

[FOR QUALIFIED PLANS ONLY

LARGE VALUE
_____% Goldman Sachs Balanced Strat A LW*
_____% Goldman Sachs Equity Growth Strateg A LW
_____% Goldman Sachs Growth & Inc Strat A LW*
_____% Goldman Sachs Growth Strat A LW*

LARGE BLEND
_____% Goldman Sachs Intl Real Estate Sec A LW

MID VALUE
_____% Goldman Sachs Real Estate A Load Waived

MID GROWTH
_____% Goldman Sachs Tollkeeper A Load Waived]

* IF YOU ELECT A GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) RIDER, YOU MAY ONLY TRANSFER CONTRACT VALUE BETWEEN THESE SUBACCOUNTS.

ADV IV-AD-401

13. OPTIONAL RIDERS (this section must be completed)

A. OPTIONAL DEATH BENEFITS I/We elect the following optional rider and understand there is an additional charge.

     |_| Step-Up Rider

     (AVAILABLE AT THE TI ME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY)

B. OPTIONAL LIVING BENEFITS I/We elect the following optional rider and understand there is an additional charge. Please check only one or none of the following boxes. IF YOU ELECT A GLWB RIDER, PLEASE NOTE THAT SPECIAL RULES APPLY FOR NAMING OWNER(S), ANNUITANTS, AND BENEFICIARIES. [These Riders are currently only available for Qualified contracts.]

     |_|  Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider - GLWB Plus For
          One

          If you do not have a spouse* on the Date of Issue, you must be named as the sole Owner and sole Annuitant, and any Beneficiary (spouse or non-spouse) may be named. You will be the Covered Person.

          If you have a spouse on the Date of Issue, for Qualified Contracts, only one spouse may be named as the sole Owner and sole Annuitant and any Beneficiary (spouse or non-spouse) may be named. The Covered Person will be the sole Owner.

          [If you have a spouse on the Date of Issue, for Non-Qualified Contracts, you must choose one of the following options:

          1) one spouse is named as the sole Owner and sole Annuitant and any Beneficiary (spouse or non-spouse) may be named. The Covered Person will be the sole Owner.

               OR

          2) both spouses are named as joint Owners, Annuitants, and Beneficiaries. The Covered Person will be the older Owner.]

          You cannot change or add any [Owner, joint Owner, Annuitant, or joint Annuitant,] unless such change is permitted by us in connection with a death or divorce. [ If your Contract has joint Owners, you also cannot change or add any Beneficiary, unless such change is permitted by us in connection with death or divorce.]

     |_| Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider - GLWB Plus For Two To elect the GLWB Plus For Two Rider, you must have a spouse* on the Date of Issue.

          For Qualified Contracts, only one spouse may be named as the sole Owner and sole Annuitant and the other spouse must be named as the sole Beneficiary. The Covered Persons will be the sole Owner and the sole Beneficiary.

          [For Non-Qualified Contracts, you must choose one of the following options:

          1) one spouse is named as the sole Owner and sole Annuitant and the other spouse must be named as the sole Beneficiary. The Covered Persons will be the sole Owner and the sole Beneficiary.

               OR

          2) both spouses are named as joint Owners, Annuitants, and Beneficiaries. The Covered Persons will be both Owners.]

          Note that the Covered Persons must have birthdates less than 6 years apart from each other.

          You cannot change or add any [Owner, joint Owner, Annuitant, or joint Annuitant,] unless such change is permitted by us in connection with a death or divorce. You also cannot change or add any Beneficiary, unless such change is permitted by us in connection with death or divorce.

     *    A spouse must qualify as a "spouse" under the Code.

     (AVAILABLE AT THE TI ME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY)

C. OTHER OPTIONAL RIDERS I/We elect the following optional rider and I/We understand there is an additional charge for this rider.

     |_|  No Withdrawal Charge Rider

     (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY)

14. CONSENT TO ELECTRONIC DELIVERY

     |_| I agree to have prospectus updates, semi-annual reports, proxy solicitation material and other applicable regulatory documents delivered to me on an IBM and Macintosh compatible CD-Rom. I understand that at any time I may change my mind and choose to receive paper copies of applicable regulatory documents by calling [phone number]

     IF YOU DO NOT CHECK THE BOX ABOVE, YOU WILL RECEIVE PAPER COPIES OF ALL REQUIRED REGULATORY DOCUMENTS. YOU WILL NOT RECEIVE ELECTRONIC COPIES IN ADDITION TO PAPER COPIES PROVIDED.

ADV IV-AD-401

15. TELEPHONE AUTHORIZATION

By signing this application, I authorize and direct Commonwealth Annuity and Life Insurance Company (Commonwealth Annuity) to accept telephone instructions from the owner, active insurance representative, and the individual listed below to effect transfers and/or future purchase payment allocation changes. I agree to hold harmless and indemnify Commonwealth Annuity and its affiliates and its directors, employees and representatives against any claim arising from such action. I am aware that I may deny the active insurance representative authorization to make telephone transfers by checking the designated box below.

Name of additional authorized individual (if any) ______________________________

|_| I DO NOT AUTHORIZE the active insurance representative to make telephone transfers on my behalf.

|_|  I DO NOT ACCEPT this telephone transfer privilege.

16. REMARKS
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

17. WARNINGS, NOTICES AND STATEMENTS

ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA AND TENNESSEE FRAUD WARNING - Any person who knowingly and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

FLORIDA FRAUD WARNING - Any person who knowingly and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

MICHIGAN FRAUD WARNING - Any person who submits an application or files a claim with intent to defraud or helps commit a fraud against an insurer, as determined by a court of competent jurisdiction, is guilty of a crime.

NEW JERSEY FRAUD WARNING - Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

Amounts received under a 403(b) annuity may be distributed only when the employee a) reaches 591/2; b) severs employment; c) dies; d) becomes disabled; or e) is eligible for hardship.

By signing below, you are indicating that you have received an IRA disclosure statement (if applicable).

RECEIPT IS ACKNOWLEDGED OF THE CURRENT PROSPECTUSES FOR THIS VARIABLE ANNUITY AND THE UNDERLYING FUNDS. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. THEY ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER INSURANCE COMPANY, THE US GOVERNMENT OR ANY STATE GOVERNMENT, AND ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL OR STATE AGENCY. ALL RISK IS BORNE BY THE OWNER FOR THOSE FUNDS ASSIGNED TO A SEPARATE ACCOUNT.

THE INITIAL INTEREST RATE IS GUARANTEED ONLY FOR A LIMITED PERIOD OF TIME.

|_|  Please check here if you want a Statement of Additional Information.

I agree that the above statements are true and correct to the best of my knowledge and belief and are made as a basis for my application.

I acknowledge the receipt of the Warnings, Notices And Statements in Section 17

18. SIGNATURES

Application Made at (City):                State:              Date:

Signature of Owner/Participant:   Signature of Joint Owner: (if applicable)

Signature of Plan Owner:(For 401, 403(b) and 457(b) plans, if applicable)

ADV IV-AD-401

19. PRODUCER INFORMATION

Does the owner have any existing annuity contracts or life insurance? |_| Yes |_| No

To the best of your knowledge, will any existing life insurance or annuity contract be replaced or will values from another insurance policy or annuity contract (through loans, surrenders or otherwise) be used to pay purchase payments for the annuity contract applied for? |_| Yes |_| No

If yes, please indicate annuity or life insurance below, enter the plan type code and submit any required replacement forms.

|_| Life Insurance   |_| Annuity Plan   Type Code ______________________

(If more than one company use Remarks section on page 5.)

I certify that the information provided by the owner has been accurately recorded; current prospectuses were delivered; no written sales materials other than those approved by the Principal Office were used; and I have reasonable grounds to believe the purchase of the contract applied for is suitable for the owner. SUITABILITY INFORMATION HAS BEEN OBTAINED AND FILED WITH THE BROKER/DEALER.

Signature of Producer 1:                             E-mail Address:   Insurance Producer #

Printed Name of Producer 1:                          Phone #:          Date:   Commission Option _________

                                                                               Producer 1 _____% Producer 2 _____%

Signature of Producer 2 (if applicable):             E-mail Address:   Insurance Producer #

Printed Name of Producer 2 (if applicable):          Phone #:          Date:

Printed Name of Broker/Dealer:                                         Broker/Dealer Principal Approval

                                                                       Not Required:

Branch Office Street Address for Contract Delivery

Florida License ID # for Contracts Sold in Florida

ADV IV-AD-401